SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 9, 2012
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RESEARCH FRONTIERS INCORPORATED
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	1-9399	11-2103466
(STATE OR OTHER JURISDICTION	(COMMISSION FILE NUMBER)	(IRS EMPLOYER
OF INCORPORATION)		IDENTIFICATION NO.)

240 CROSSWAYS PARK DRIVE
WOODBURY, NEW YORK 11797-2033
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On January 9, 2012, the Mercedes-Benz SL luxury roadster, which offers as an option the MAGIC SKY CONTROL panoramic glass roof using Research Frontiers'SPD-SmartGlass technology, made its world debut at the Detroit Auto Show, and top executives at Daimler AG held a press conference regarding the launch of the SL.

Research Frontiers also issued a press release on January 9, 2012 about this development.

As noted in the press release, the MAGIC SKY CONTROL feature uses patented SPD-SmartGlass technology developed by Research Frontiers Inc. to give drivers and passengers the ability to change the tint of their car’s roof from dark to clear instantly with the press of a button.

The Mercedes-Benz SL roadster is the second large-scale series production vehicle to offer MAGIC SKY CONTROL with SPD-Smart technology. In January 2011, Daimler introduced the new Mercedes-Benz SLK as the first car to offer this innovative feature.

Dr. Dieter Zetsche, Chairman of the Board of Management of Daimler AG and Head of Mercedes-Benz Cars, drove onto the stage of today’s press conference in a new SL Roadster equipped with the MAGIC SKY CONTROL panoramic roof. Mercedes also had an interactive exhibit prominently displaying on stage three MAGIC SKY CONTROL panorama roofs which allowed visitors to press a button and operate and experience directly this remarkably advanced glass. Behind the three roofs were multimedia presentations outlining the history of the SL Roadster and other relevant topics. The presentations are dramatically revealed when attendees at the show press a button and activate the MAGIC SKY CONTROL glass.

In their press release at the Detroit Auto Show, Daimler describes the MAGIC SKY CONTROL feature and its comfort-enhancing and heat-rejecting characteristics: “The sixth generation of the SL also offers a retractable hard top that can be operated using a space-saving electrohydraulic mechanism, converting the SL from coupe to roadster and back again in a matter of seconds. In contrast to its predecessor, the new SL offers two versions of the retractable hard top – glass or the unique panoramic roof with MAGIC SKY CONTROL. The transparent roof switches between light and dark at the push of a button. In the light setting, it is virtually transparent, offering an open-air experience even in cold weather. In its dark state the roof provides welcome shade and prevents the interior from heating up in bright sunlight. The frame of both versions is made from magnesium, reducing weight by around 13 pounds compared with the outgoing model, lowering the vehicle’s center of gravity and delivering greater agility. The engineers have refined the operating mechanism for the roof and trunk lid. It now takes less than 20 seconds to open or close the roof completely.”

More details about the new Mercedes-Benz SL and the MAGIC SKY CONTROL feature with SPD-Smart technology are available from Daimler’s press kit. Photos and videos of the new Mercedes-Benz SL are also available from Daimler’s website and from Daimler’s website Daimler’s website and from Research Frontiers’ website at SmartGlass.com.

Mercedes-Benz put the MAGIC SKY CONTROL SPD-SmartGlass roof through rigorous durability and performance testing in some of the most extreme conditions on Earth. This included testing in the arctic cold of Scandinavia (with temperatures below -22ºF/-30ºC) and the blistering desert heat of Death Valley, California (with temperatures exceeding 122ºF/50ºC).

The MAGIC SKY CONTROL feature using SPD-Smart light-control technology allows drivers many benefits including the ability to create the open-air feeling of a roadster even when the weather does not permit one to open the roof. It also blocks over 99% of harmful UV radiation and substantially reduces heat inside the vehicle. Test data published by Mercedes-Benz shows the ability of the roof to reduce sun exposure to 1/20th of direct exposure levels (from over 1,000 watts/square meter to less than 50 watts/square meter). When compared to conventional automotive glass, Mercedes-Benz reported that the use of SPD-SmartGlass significantly reduces the temperature inside the vehicle by up to 18ºF/10ºC. This increases passenger comfort and reduces air conditioning loads, thereby saving fuel and reducing CO2 emissions.

Research Frontiers holds approximately 500 patents and patent applications worldwide on its SPD-Smart light-control technology, and licenses it to 39 companies, including most of the world’s leading automotive glass manufacturers.

Joseph M. Harary, President and CEO of Research Frontiers, noted from the floor of the Detroit Auto Show: “It was quite exciting to participate in today’s launch of the new Mercedes-Benz SL, especially seeing firsthand here at Detroit the increased prominence that Daimler has given to their MAGIC SKY CONTROL panoramic roof using our SPD-SmartGlass technology. Daimler has vigorously tested and validated our SPD-Smart light-control technology, and from a marketing standpoint, they have also been an excellent launch customer. We are very pleased that they have chosen to extend the use of our SPD-SmartGlass technology to another vehicle in their product line, and look forward to further product introductions.”

Details are noted in the press releases attached as exhibits to this report. These press releases are also available on the Company's website at www.SmartGlass.com and at various other places on the internet.

This report and the press releases referred to herein may include statements that may constitute "forward-looking" statements as referenced in the Private Securities Litigation Reform Act of 1995. Those statements usually contain words such as "believe", "estimate", "project", "intend", "expect", or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management's current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company's financial condition and several business factors. Additional information regarding these and other factors may be included in the Company's quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this report.

The information in this Form 8-K or the press release reproduced herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Research Frontiers Press Release dated January 9, 2012.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH FRONTIERS INCORPORATED

/s/ Joseph M. Harary
By: Joseph M. Harary
Title: President and CEO

Dated: January 9, 2012